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                                    EXHIBIT 4

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

                                      CHARTERED UNDER THE LAWS OF THE UNITED STATES OF AMERICA

======================                                                                                        ======================

          No.                                            LINCOLN PARK BANCORP                                         Shares

======================                                                                                        ======================
                                                      LINCOLN PARK, NEW JERSEY
                                                                                                                              CUSIP:
                                                    FULLY PAID AND NON-ASSESSABLE
                                                      PAR VALUE $0.01 PER SHARE

                                                   THE SHARES REPRESENTED BY THIS
                                                     CERTIFICATE ARE SUBJECT TO
                                                   RESTRICTIONS, SEE REVERSE SIDE

THIS CERTIFIES that                                                                                                 is the owner of

                                                      SHARES OF COMMON STOCK OF

                                                        LINCOLN PARK BANCORP
                                          a federally chartered subsidiary holding company

        The shares evidenced by this certificate are transferable only on the books of Lincoln Park Bancorp by the holder hereof, in person or by attorney, upon surrender of this certificate properly endorsed.

        The interest in Lincoln Park Bancorp evidenced by this certificate may not be retired or withdrawn except as provided in the
Rules and Regulations promulgated by the Office of Thrift Supervision and the charter and bylaws of Lincoln Park Bancorp. THE
CAPITAL STOCK EVIDENCED HEREBY IS NOT AN ACCOUNT OF AN INSURABLE TYPE AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE
CORPORATION OR ANY OTHER FEDERAL OR STATE GOVERNMENTAL AGENCY.

        This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        IN WITNESS WHEREOF, Lincoln Park Bancorp has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused its seal to be hereunto affixed.




By                                                       [SEAL]                By
    -----------------------------------                                            -----------------------------------------
    NANCY M. SHAW                                                                  DONALD S. HOM
    CORPORATE SECRETARY                                                            PRESIDENT AND CHIEF EXECUTIVE OFFICER
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        The Board of Directors of Lincoln Park Bancorp (the "Company") is
authorized by resolution or resolutions, from time to time adopted, to provide for the issuance of more than one class of stock, including preferred stock in series, and to fix and state the voting powers, designations, preferences, limitations and restrictions thereof. The Company will furnish to any shareholder upon request and without charge a full description of each class of stock and any series thereof.

        The shares represented by this Certificate may not be cumulatively voted on any matter.

        Special meetings of the stockholders shall be called upon the written request of the holders of not less than 10% of all the outstanding capital stock of the Company entitled to vote at the meeting.

        The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

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

        TEN COM    -  as tenants in common       UNIF GIFT MIN ACT               Custodian
                                                                   ------------             -----------
                                                                      (CUST)                   (MINOR)
        TEN ENT    -  as tenants by the
                      entireties
                                                                    Under Uniform Gifts to Minors Act
        JT TEN     -  as joint tenants
                      with right of
                      survivorship and not
                      as tenants in common

                                                                   ------------------------------------
                                                                                  (STATE)
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     Additional abbreviations may also be used though not in the above list

For value received, ______________________ hereby sell, assign and transfer unto


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PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER


________________________________________________________________________________
              (please print or typewrite name and address including
                          postal zip code of assignee)

________________________________________________________________________________

________________________________________________________________________________

Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________
Attorney to transfer the said shares on the books of the within named corporation with full power of substitution in the premises.

Dated ________________________

In the presence of                    Signature:

_______________________________       __________________________________________

NOTE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.